EXHIBIT 23





CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors
National Patent Development Corporation

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                      							KPMG PEAT MARWICK LLP


New York, New York
June 11, 1996